SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:

[   ]   Preliminary Proxy Statement
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

 ...........................CIM HIGH YIELD SECURITIES............................
                (Name of Registrant as Specified In Its Charter)

 ...........................GAIL A. HANSON, SECRETARY............................
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)   Title of each class of securities to which transaction applies:

        2)   Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)   Proposed maximum aggregate value of transaction:

        5)   Total fee paid:

[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)   Amount Previously Paid:

        2)   Form, Schedule or Registration Statement No.:

        3)   Filing Party:

        4)   Date Filed:

                            CIM HIGH YIELD SECURITIES
                               101 Federal Street
                           Boston, Massachusetts 02110


                                                                 August 27, 2001

Dear Shareholder:

         The accompanying materials relate to the Annual Meeting of Shareholders of CIM High Yield Securities. The Meeting will be held at the offices of Bingham Dana LLP, 150 Federal Street, 25th Floor, Boston, Massachusetts on October 12, 2001 at 10:00 a.m. Eastern time.

         At the meeting, you will be asked to vote on proposals to elect one (1) Trustee and to ratify the selection of the independent accountants for the Fund. These proposals are described in the accompanying Notice and Proxy Statement.

         YOUR PARTICIPATION AT THIS MEETING IS VERY IMPORTANT. If you cannot attend the Meeting, you may participate by proxy. As a shareholder, you cast one vote for each share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card.

         VOTING TAKES ONLY A FEW MINUTES. EACH SHAREHOLDER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED.

         After you have voted on the proposals, please be sure to SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

         We appreciate your participation in this important meeting. Thank you.


                                                   Sincerely,

                                                   /S/Frank Keeler
                                                   Frank Keeler
                                                   President

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

        1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

        2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

        3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:


        REGISTRATION                              VALID SIGNATURE
        ------------                              ---------------

        CORPORATE ACCOUNTS
        ------------------

        (1)      ABC Corp.                        ABC Corp.
        (2)      ABC Corp.                        John Doe, Treasurer
        (3)      ABC Corp.
                 c/o John Doe, Treasurer          John Doe
        (4)      ABC Corp. Profit Sharing Plan    John Doe, Trustee

        TRUST ACCOUNTS
        --------------

        (1)      ABC Trust                        Jane B. Doe, Trustee
        (2)      Jane B. Doe, Trustee
                 u/t/d 12/28/78                   Jane B. Doe

        CUSTODIAL OR ESTATE ACCOUNTS
        ----------------------------

        (1)      John B. Smith, Cust.
                 f/b/o John B. Smith, Jr. UGMA    John B. Smith
        (2)      John B. Smith                    John B. Smith, Jr., Executor

                            CIM HIGH YIELD SECURITIES
                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                              ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 12, 2001

                              ----------------------

To the Shareholders of CIM HIGH YIELD SECURITIES:

         Notice is hereby given that the Annual Meeting of Shareholders of CIM High Yield Securities (the "Fund"), a Massachusetts business trust, will be held at the offices of Bingham Dana LLP, 150 Federal Street, 25th Floor, Boston, Massachusetts 02110, on October 12, 2001, at 10:00 a.m., for the following purposes:

        1.   To elect one (1) Trustee of the Fund (PROPOSAL 1).

        2. To ratify the selection of Ernst & Young LLP as independent accountants for the Fund for the fiscal year ending December 31, 2001 (PROPOSAL 2).

        3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Trustees has fixed the close of business on August 15, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                          By order of the Board of Trustees,

                                          /S/GAIL A. HANSON
                                          GAIL A. HANSON
                                          Secretary

August 27, 2001


--------------------------------------------------------------------------------
         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                            CIM HIGH YIELD SECURITIES

                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
                           ---------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 12, 2001
                           ---------------------------

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of CIM High Yield Securities, a Massachusetts business trust (the "Fund"), for use at the Annual Meeting of Shareholders of the Fund to be held on October 12, 2001, at 10:00 a.m., at the offices of Bingham Dana LLP, 150 Federal Street, 25th Floor, Boston, Massachusetts 02110, and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card accompany this Proxy Statement.

         Proxy solicitations will be made, beginning on or about August 27, 2001, primarily by mail, but such solicitations may also be made by telephone, telegraph, or personal interviews conducted by officers or employees of the Fund; INVESCO, Inc. ("INVESCO" or the "Adviser"), the investment adviser of the Fund; and PFPC Inc., the administrator and transfer agent of the Fund and a subsidiary of PNC Financial Services Groups Inc., or any of their affiliates. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares.

         THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO PFPC INC., 101 FEDERAL STREET, 6TH FLOOR, BOSTON, MASSACHUSETTS 02110, OR CALLING 1-800-331-1710. THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT AUGUST 27, 2001.

         If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. If no instructions are marked on the enclosed proxy card, shares represented thereby will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominee as Trustee, FOR the selection of the independent accountants, and FOR any other matters deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

         Proxies that reflect abstentions or broker "non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposals 1 and 2. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

         The close of business on August 15, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

         The Fund has one class of shares of beneficial interest, par value $.01 per share. On the record date, August 15, 2001, there were 5,910,235.4210 shares outstanding (the "Shares"). Each of such Shares is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote. To the knowledge of the Board of Trustees, as of August 15, 2001, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) beneficially owned more than 5% of the Fund's outstanding Shares. Information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission ("SEC") by such holders. As of August 15, 2001, Cede & Co., a nominee partnership of The Depository Trust Company, located at 7 Hanover Square, New York, New York 10004, held 5,531,337.0000 or 94% of the Fund's Shares.

         As of August 15, 2001, the Trustees and officers as a group owned less than 1% of the Fund's outstanding Shares.

         In order that your Shares may be represented at the Meeting, you are requested to:

        --   indicate your instructions on the proxy card;

        --   date and sign the proxy card;

        -- mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

        -- allow sufficient time for the proxy to be received on or before 5:00 p.m., on October 11, 2001.

PROPOSAL 1: ELECTION OF TRUSTEES.

         At the Meeting, one (1) of the four Trustees of the Fund is to be elected, to hold office for a period of three years and until his successor is elected and qualified. The Board of Trustees is divided into three classes. Each year the term of office of one class will expire. The nominee is currently a Trustee of the Fund and has indicated that he will serve, if elected, but if he should be unable to serve, the proxy will be voted FOR any other person determined by the persons named in the proxy in accordance with their judgment. The business address of each Trustee is 1166 Avenue of the Americas, 27th Floor, New York, NY 10036.

         NAME, AGE, PRINCIPAL OCCUPATION                           SHARES OF THE FUND
            AND OTHER DIRECTORSHIPS*          SERVED AS A       BENEFICIALLY OWNED AS OF
           DURING THE PAST FIVE YEARS         TRUSTEE SINCE           JULY 31, 2001
           --------------------------         -------------           -------------

DR. BRUCE H. OLSON, age 65                         1987                    3,000.000
Trustee; Professor of Finance, Miami
University (Ohio).


         The following Trustees of the Fund will continue to serve in such capacity until their terms of office expire and the successors are elected and qualified:

         NAME, AGE, PRINCIPAL OCCUPATION                           SHARES OF THE FUND
            AND OTHER DIRECTORSHIPS*          SERVED AS A       BENEFICIALLY OWNED AS OF
           DURING THE PAST FIVE YEARS         TRUSTEE SINCE           JULY 31, 2001
           --------------------------         -------------           -------------

JOHN F. NICKOLL, age 66                            1987                    6,196.000
Trustee; Director, Chairman, President
and Chief Executive Officer of The
Foothill Group Inc., a commercial
finance and asset management company;
Chairman of Wells Fargo Business Credit;
term expires 2003.

DR. DONALD RATAJCZAK, age 58                       1987                   18,976.000
Chairman of the Board of Trustees;
Chairman and CEO of Brainworks Ventures,
an enterprise and assets management
business; Former Director, Economic
Forecasting Center, Georgia State
University; Professor, Georgia State
University (retired June 30, 2000);
Director, Ruby Tuesday, Inc.; Director,
Morgan, Keegan & Company until March 30,
2001, remains a consulting economist;
Director, TBC Corporation; Director,
Regan Holdings; term expires 2002.


ROBERT G. WADE, JR., age 74                        1987                    3,362.969
Trustee; Consultant to INVESCO, Inc.
from November 1996 to December 1998;
Chairman of the Board of Chancellor
Capital Management, Inc. and its
subsidiaries from January 1995 to
November 1996; President, Chief
Executive Officer and Chairman of the
Board of Chancellor Capital Management,
Inc. and its subsidiaries from 1988 to
January 1995; term expires 2002.

----------------
* Directorships or Trusteeships of companies required to report to the SEC.

         The principal executive officers of the Fund are listed in the table below, along with certain additional information. Each officer of the Fund will hold such office until a successor has been elected by the Board of Trustees. The business address of each of these officers is 1166 Avenue of the Americas, 27th Floor, New York, NY 10036, except for Ms. Hanson, whose business address is 101 Federal Street, 6th Floor, Boston, Massachusetts 02110.

   NAME, AGE, PRINCIPAL OCCUPATION
      DURING THE PAST FIVE YEARS                  OFFICE (YEAR FIRST ELECTED)
      --------------------------                  ---------------------------

FRANK KEELER, age 58                                   President (2001)
Manager, INVESCO (NY) (since 1998);
President and CEO, INVESCO
Management and Research (formerly
known as Gardner & Preston Moss)
(since 1993).

MARGARET RILEY, age 37                                 Treasurer (1997)
Chief Financial Officer, INVESCO, Inc.
(since September 1996); prior to
September, 1996 held various management
positions at Chancellor Capital
Management and its successor
corporations since 1989.

GAIL A. HANSON, age 59                                 Secretary (1997)
Vice President, PFPC Inc. (since December
1999); prior to December 1999, Counsel,
First Data Investor Services Group,
Inc.

         The Fund pays each Trustee not affiliated with the Adviser or its affiliates an annual fee of $6,000 plus $1,000 as compensation for each board meeting and each committee meeting attended. Each Trustee is reimbursed for travel and out-of-pocket expenses associated with attending board and committee meetings. The Board of Trustees held four meetings (one of which was held by telephone conference call) during the 2000 fiscal year, and each of the Trustees attended at least 75% of the meetings. The aggregate remuneration paid to Trustees by the Fund for the fiscal year ended December 31, 2000 amounted to $ 48,833.32 (including reimbursement for travel and out-of-pocket expenses).

         The following table sets forth certain information regarding the compensation of the Fund's Trustees for the fiscal year ended December 31, 2000. The officers of the Fund receive no compensation from the Fund for serving in such capacity.


                                             COMPENSATION TABLE
                                                                  PENSION OR              TOTAL COMPENSATION
                                      AGGREGATE               RETIREMENT BENEFITS            FROM THE FUND
       NAME OF PERSON               COMPENSATION              ACCRUED AS PART OF            COMPLEX PAID TO
        AND POSITION                FROM THE FUND                FUND EXPENSES                 TRUSTEES
        ------------                -------------                -------------                 --------
Dr. Donald Ratajczak,                  $11,000                       $0                         $11,000
Chairman of the Board
of Trustees

Dr. Bruce H. Olson,                    $10,000                       $0                         $10,000
Trustee

John F. Nickoll,
Trustee                                $11,000                       $0                         $11,000

Robert G. Wade, Jr.,
Trustee                                $11,000                       $0                         $11,000


         The Board of Trustees performs the functions of a nominating committee. The Board of Trustees has an Audit Committee consisting of Messrs. Nickoll, Olson, Wade, and Ratajczak. The Audit Committee met once during the fiscal year ended December 31, 2000, and Messrs. Nickoll, Olson, and Ratajczak were present at the meeting. Mr. Wade was not a member of the Audit Committee at that time.

                             AUDIT COMMITTEE REPORT

         The role of the Fund's Audit Committee is to assist the Fund's Board of Trustees in its oversight of the Fund's financial reporting process. The Board of Trustees of the Fund has adopted a Charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement. Management, however, is responsible for maintaining appropriate systems for accounting and internal control, and the Fund's independent accountants are responsible for planning and carrying out proper audits and reviews.

         At a meeting held on April 11, 2001 the Audit Committee reviewed and discussed the Fund's audited financial statements for the year ended December 31, 2000 with management and KPMG LLP ("KPMG"), the Fund's independent accountants, and discussed the audit of such financial statements with the KPMG.

         The Audit Committee specifically discussed with KPMG the quality, and not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Fund. The Audit Committee also received a formal written statement from KPMG delineating the relationships between KPMG and the Fund and its affiliates and discussed with KPMG, KPMG's independence.

         Members of the Fund's Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on, and makes no independent verification of, the facts presented and the representations made to it by Fund management and the Fund's independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements have been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

         Based on its consideration of the Fund's audited financial statements and the discussions referred to above with Fund management and KPMG, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee ratified the inclusion of the Fund's audited financial statements for the year ended December 31, 2000 in the Fund's Annual Report dated December 31, 2000.

         Set forth in the table below are audit fees and non-audit related fees billed by KPMG to the Fund for the Fund's fiscal year ended December 31, 2000.


                                    Financial Information Systems
               AUDIT FEES          Design and Implementation Fees               ALL OTHER FEES
               ----------                                                       --------------
         $ 26,000 - For                    $ 0                                $ 2,750 - For
         professional services                                                professional tax services
         rendered for the audit                                               rendered.
         of the Fund's annual
         financial statements
         for the year ended
         December 31, 2000.

         The Audit Committee has considered whether the provision of the non-audit services is compatible with maintaining the auditors independence.

         SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND:

         Dr. Bruce H. Olson, Chairman
         John F. Nickoll
         Dr. Donald Ratajczak
         Robert G. Wade, Jr.

REQUIRED VOTE

         Election of Mr. Olson for Trustee requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund represented at the Meeting in person or by proxy.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR
PROPOSAL 1.                                                         ---

PROPOSAL 2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

         On April 11, 2001, the Audit Committee of the Board of Trustees of the Fund, consisting of all the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) selected Ernst & Young LLP ("E&Y"), Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania, as independent accountants for the Fund for the Fund's fiscal year ending December 31, 2001. The selection of E&Y was ratified by all the Trustees. A representative of E&Y will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

         E&Y has informed the Fund that it has no direct or indirect financial interest in the Fund. INVESCO and its affiliate AIM Management Group, Inc. have engaged E&Y from time to time in the past to provide various assurance and/or advisory projects. In 2001, AIM Management Group awarded the financial statement audits of the AIM Mutual Fund Complex to E&Y.

         KPMG, 1600 Market Street, Philadelphia, Pennsylvania, served as independent accountants for the Fund since the Fund's commencement of operations until May 3, 2001 when KPMG resigned as the Fund's auditor because of an issue regarding their independence. Under a sweep arrangement, KPMG had inadvertently invested in a money market fund advised by AIM Management Group, Inc., an affiliate of INVESCO. Such a financial interest was inconsistent with the Securities and Exchange Commission's rules as to auditor independence and investment company complexes. KPMG's reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years immediately preceding KPMG's resignation and from January 1, 2001 through the date of KPMG's resignation, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. A representative of KPMG will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

REQUIRED VOTE

         Ratification of the selection of E&Y as independent accountants for the Fund requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund represented at the Meeting in person or by proxy.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR
PROPOSAL 2.                                                         ---


                      DATE TO SUBMIT SHAREHOLDER PROPOSALS

         All proposals by shareholders that are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 2002 must be received by the Fund on or before April 23, 2002, in order to be considered for inclusion in the Fund's proxy statement and form of proxy relating to that meeting.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISER AND ADMINISTRATOR

         INVESCO, Inc. serves as the Fund's investment adviser and its business address is 1166 Avenue of the Americas, 27th Floor, New York, NY 10036. PFPC acts as the Fund's administrator and is located at 101 Federal Street, 6th Floor, Boston, Massachusetts 02110. PFPC is a leading provider of full service mutual fund shareholder and record keeping services. In addition to its mutual fund transfer agent and record keeping service, PFPC provides complimentary services through its own subsidiary business units.

COMPLIANCE WITH THE 1934 ACT

         Section 16(a) of the 1934 Act requires the Fund's officers and Trustees, certain persons affiliated with INVESCO, Inc. and persons who beneficially own more than 10% of the Fund's shares to file reports of ownership and changes of ownership with the SEC and the American Stock Exchange, Inc. and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, the Fund believes that during its fiscal year ended December 31, 2000, all such filing requirements applicable to such persons were complied with/met.

OTHER MATTERS TO COME BEFORE THE MEETING

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.


August 27, 2001

--------------------------------------------------------------------------------
         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                   APPENDIX A

                            CIM HIGH YIELD SECURITIES
                                  (the "Fund")

                             AUDIT COMMITTEE CHARTER


1.       The Audit Committee shall be composed entirely of independent trustees.

2.       The purposes of the Audit Committee are:

         (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

         (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

         (c) to act as a liaison between the Fund's independent auditors and the full Board of Trustees.

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

         (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;

         (b) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; (iv) to review with Fund management and the independent auditors, the Fund's audited financial statements, and recommend to the Board, if appropriate, that the audited financial statements be included in the Fund's annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder; and (v) to review the form of opinion the auditors propose to render to the Board and shareholders;

         (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

         (d) to review the fees charged by the auditors for audit and non-audit services;

         (e) to investigate improprieties or suspected improprieties in fund operations; and

         (f) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate

4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall regularly meet with the Treasurer of the Fund and with internal auditors, if any, for the management company.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

                            CIM HIGH YIELD SECURITIES
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

         The undersigned hereby appoints Margaret Riley and Gail A. Hanson, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of CIM High Yield Securities which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Bingham Dana LLP, 150 Federal Street, 25th Floor, Boston, Massachusetts 02110 on October 12, 2001, at 10:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


CONTINUED AND TO BE SIGNED ON REVERSE SIDE                      SEE REVERSE SIDE

  X      Please mark votes as in this example.
------

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEE AS TRUSTEE AND FOR PROPOSAL 2.

1.   ELECTION OF TRUSTEE:
     Nominee:
     Dr. Bruce H. Olson                               ___  FOR    ___ WITHHELD

2.   To ratify the selection of Ernst & Young LLP
     as independent auditors for the Fund.            ___  FOR    ___  AGAINST     ___  ABSTAIN


MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW ______


PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Signature:                                           Date:
            --------------------------------                -----------------


Signature:                                           Date:
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